Exhibit 10.8

AMENDMENT NUMBER ONE TO LICENSE AGREEMENT

This Amendment Number One To License Agreement (“Amendment”) is made and entered into as of January 1, 2001, by and between Universal City Development Partners, LP, a Delaware limited partnership (“UCDP”), and Crystal Magic, Inc., a Florida corporation (“Licensee”).

WHEREAS, UCDP and Licensee did enter into a license agreement dated August 17. 2000 (the “Agreement”) whereby UCDP licensed Licensee to operate the Business described therein in the Attractions described therein; and,

WHEREAS, UCDP and Licensee desire to amend the Agreement as provided herein effective as of the date hereof.

NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained herein and other good and valuable consideration, the parties do hereby covenant and agree that the Agreement shall be and the same is hereby modified and amended as follows:

(1)           Section 1 (p), “Operating Year” shall be modified and amended to provide that the first Operating Year shall commence on January 1, 2001 and end on December 31, 2001. Each subsequent Operating Year will begin on January 1st and expire on December 31st.

(2)           Section 2(a), “Initial Term” shall be modified and amended to provide that, notwithstanding anything to the contrary contained in this Section 2(a), the Initial Term shall commence on January 1, 2001.

(3)           All of the capitalized terms contained in this Amendment shall have the same meaning as set forth in the Agreement unless specifically provided otherwise herein.

(4)           Except as amended or as otherwise provided in this Amendment, the terms, conditions and agreements contained in the Agreement shall continue in full force and effect and shall bind the parties.

(3)           The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, their heirs, successors and assigns as of the day and year first above written

WITNESSES:

Crystal Magic, Inc.                                                                           Universal City Development Partners, LP

By: /s/ Steven M. Rhodes                                                               By: /s/ Steve Shaiken
       Steven M. Rhodes                                                                            Steve Shaiken
Its: President                                                                                      Its: Authorized Agent

Date: 1/6/00                                                                                        Date: 1/25/01